UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     May 8, 2020

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (202) 295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On May 8, 2020, Cogent Communications Group, Inc. (“Cogent”), a wholly owned subsidiary of Cogent Communications Holdings, Inc. (the “Company”), issued a notice of conditional partial redemption (the “First Notice”) with respect to its 5.625% senior notes due 2021 (the “Notes”). Pursuant to the First Notice, Cogent gave holders of the Notes notice that, subject to the satisfaction of specific conditions precedent stated therein, it will redeem $94,613,000 aggregate principal amount of the outstanding Notes on June 8, 2020 (the “First Redemption Date”). On the First Redemption Date, $94,613,000 aggregate principal amount of the Notes will be redeemed at a redemption price equal to (a) $1,000 per $1,000 aggregate principal amount of Notes to be redeemed plus (b) the accrued and unpaid interest thereon, if any, to (but not including) the First Redemption Date. Following the redemption, $94,612,000 in aggregate principal amount of the Notes will remain outstanding.

On May 8, 2020, Cogent also issued a second notice of conditional full redemption (the “Second Notice” and, together with the First Notice, the “Notices of Redemption”) with respect to the Notes. Pursuant to the Second Notice, Cogent gave holders of the Notes notice that, subject to the satisfaction of specific conditions precedent stated therein, it will redeem the remaining Notes on June 9, 2020 (the “Second Redemption Date”). On the Second Redemption Date, $94,612,000 aggregate principal amount of the Notes will be redeemed at a redemption price equal to (a) $1,000 per $1,000 aggregate principal amount of Notes to be redeemed plus (b) the accrued and unpaid interest thereon, if any, to (but not including) the Second Redemption Date.

As permitted by the terms of the Notes, the Notices of Redemption and the redemption of the Notes are conditioned upon the satisfaction of certain conditions precedent, which are described in the First Notice or the Second Notice, as applicable. Cogent will be entitled to delay, and may delay, the redemption of the applicable Notes until such time as such conditions precedent are satisfied. There can be no assurance that the redemption of the Notes will be consummated.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Notes. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction. Cogent called the Notes for redemption only by, and pursuant to the terms of, the applicable Notice of Redemption.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K, including those with respect to the redemption of the Notes, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this Current Report are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, the COVID-19 pandemic and accompanying government policies worldwide; future economic instability in the global economy, which could affect spending on Internet services; the impact of changing foreign exchange rates (in particular the euro to U.S. dollar and Canadian dollar to U.S. dollar exchange rates) on the translation of our non-U.S. dollar denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including rules regarding data protection, cyber security and net neutrality; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our ability to renew our long-term leases of optical fiber that comprise our network; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; our ability to make payments on our indebtedness as they become due; the management of network failures and/or disruptions; and outcomes in litigation; as well as other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report or in other public disclosures at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2020

Cogent Communications Holdings, Inc.

By:	/s/ David Schaeffer
	Name:	David Schaeffer
	Title:	President and Chief Executive Officer